SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): June 27, 2002



                                 HURCO COMPANIES, INC.
               (Exact name of registrant as specified in its charter)

         INDIANA                       0-9143                   35-1150732
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                               ONE TECHNOLOGY WAY
                               INDIANAPOLIS, INDIANA 46268
                 (Address of principal executive offices and zip code)

                                 (317) 293-5309
                  (Registrants' telephone number, including area code)

                                 NOT APPLICABLE
                (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 27, 2002, the Board of Directors approved the recommendation of its Audit Committee to engage PricewaterhouseCoopers LLP ("PwC") as the Registrant's independent accountants.

         During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this report, the Registrant did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K. PwC has advised the Registrant that before acceptance of the engagement; PwC must complete certain new client intake procedures, which it expects to take ten business days.

         As previously reported, the Registrant dismissed Arthur Andersen LLP as its independent accountants on May 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Dated:  July 1, 2002

                                             HURCO COMPANIES, INC.

                                             By:      /s/ ROGER J. WOLF
                                                      -----------------
                                                      Roger J. Wolf
                                                      Senior Vice President and
                                                      Chief Financial Officer